                                                                    EXHIBIT 10.9


This PROFESSIONAL SERVICES AGREEMENT is made and entered into on August 7, 1998 (the "Effective Date").


BETWEEN:

     NEWBRIDGE NETWORKS CORPORATION, a. corporation incorporated under the laws of Canada, and having its offices at 600 March Road, P.O. Box 13600, Kanata, Ontario, Canada K2K 2E6

     ("Newbridge")

AND:

     MILLITECH CORPORATION, a Massachusetts corporation having its offices at 20 Industrial Drive, P.O. Box 109, South Deerfield, MA 01373

     ("Millitech")

WHEREAS:

          A. Newbridge is engaged in a millimeter-wave wireless initiative for which additional consulting, development or engineering services are required;

          B. Millitech has agreed to provide such additional consulting or engineering services in accordance with the terms of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged)the parties hereto agree as follows:

1.  DEFINITIONS

In this Agreement, unless the context otherwise requires:

          (a) "Agreement" shall mean this Professional Services Agreement and all attached Statements of Work, schedules and exhibits, as may be amended in accordance with the provisions herein.

          (b) "Deliverables" shall mean all information, materials, hardware, software and/or other items to be provided in connection with, or as a result of, the Services specified in a Statement of Work.

          (c) "Services" shall mean the services to be performed by Millitech in accordance with a Statement(s) of Work, which shall include any Deliverables.

          (d) "Statement of Work" shall mean the description of Millitech's Services and Deliverables in the form set forth in Schedule A hereto, which shall from time to time, be executed by the parties and thereby incorporated into, and made part of this Agreement. In the event of any conflict or inconsistency between the terms of this Professional Services Agreement and any Statement of Work the terms of the Statement of Work shall prevail.

2.  DUTIES

    2.1.  Statements of Work.  Millitech shall perform the Services in
          ------------------
accordance with this Agreement. Each Statement of Work shall become effective on the date specified in the Statement of Work, and shall continue until completion of the Services described in such Statement of Work, unless earlier terminated in accordance with this Agreement.

    2.2.  Millitech Personnel.  Millitech warrants that they have and will
          -------------------
maintain on staff a sufficient number of individuals who possess the skills and level of competency necessary to satisfactorily perform their obligations under this Agreement in a timely manner, and will apply them to this Agreement and any Statements of Work.

    2.3.  Independent Contractors.  Before beginning any work, any independent
          -----------------------
contractor must first sign: (i) a non-disclosure agreement with Millitech, and
(ii) an agreement assigning all rights, title and interest (including all intellectual property and moral rights) in and to the Deliverables to Millitech.

    2.4.  Project Management.
          ------------------

          (a) Each party shall appoint a project manager who shall be responsible for all matters concerning the technical aspects, quality and acceptance of the work performed under this Agreement.

          (b) Each party shall supply information to the other, as reasonably required to complete a Statement of Work.

          (c) Millitech shall deliver monthly activity reports, in form and content satisfactory to Newbridge, detailing the Services performed by Millitech in the preceding month. Activity reports shall be delivered no more than fifteen
(15) days following the end of the calendar month to which they relate. Any such reports shall be subject to verification and review.

          (d) Any change to this Agreement, whether by modification or addition, must be accomplished by a formal contract amendment signed by the authorized representatives of Newbridge and Millitech. Millitech will quote to Newbridge the cost associated with the change in the Statement of Work and the effect on the deliverable schedule.

    2.5.  Timeliness of Performance.  Millitech acknowledges that timely
          -------------------------
performance is critical to enable Newbridge to meet its schedules and commitments, and Millitech shall use reasonable best efforts to meet the delivery dates set forth in a Statement of Work.

    2.6.  Escalation.  If the Services cannot be completed as scheduled,
          ----------
Millitech is late in meeting more than one delivery date, or Millitech fails to meet any specific delivery date which may jeopardize the project, Millitech agrees to escalate such matter to an employee of Vice-President level or higher. Such employees shall seek to correct such delays as soon as possible.

    2.7.  Place for the Services.  If the Services are performed at Newbridge's
          ----------------------
premises, Millitech may have access to Newbridge's premises only during Newbridge's normal business hours. Millitech must observe Newbridge's procedures for security and obey Newbridge's reasonable instructions while on Newbridge's premises.

    2.8.  Third Party Intellectual Property.  Before it accepts a Statement of
          ---------------------------------
Work or a change to a Statement of Work, Millitech may, at its option, review and investigate such proposed Statement of Work to determine if it requires or infringes any third party intellectual property. If after investigation, Millitech believes in good faith that such Statement of Work requires or infringes third party intellectual property, it shall promptly notify Newbridge in detail of the reasons why it has come to such conclusions. Upon receipt of such notice, Newbridge will, at its sole discretion either:

          (a) procure at its own expense the necessary rights to such third party intellectual property;

          (b) request Millitech to procure itself the necessary rights to such third party intellectual property at Millitech's expense, and the parties agree to re-negotiate in good faith any changes this may require to the pricing of the Statement of Work, so that Newbridge will reimburse the incremental expenses incurred by Millitech for such procurement;

          (c) alter the proposed Statement of Work so that it no longer requires or infringes such third party intellectual property; or

          (d)  withdraw the proposed Statement of Work.

     This section shall not apply to any Statement of Work or change to Statement of Work which has been executed by Millitech. Except as expressly provided in this Section 2.8, Millitech shall be responsible for obtaining, at its expense, all rights to third party intellectual property, necessary to comply with its obligations under this Agreement.

3.  PAYMENT AND TAXES

    3.1.  Fees.  The fees for the Services (the "Fee") is as follows:
          ----

    (a)  FIXED PRICE
         -----------

     If the Statement of Work specifies a fixed price for the Services, Newbridge will pay the fixed price stated in the Statement of Work. Millitech may invoice Newbridge for the fixed price on the date(s) stated in the Statement of Work.

    (b)  TIME AND MATERIALS
         ------------------

         (i) If the Statement of Work specifies time and materials charges for the Services, Newbridge will pay charges based on the time Millitech takes to perform the Services (exclusive of time for travel, meals, and other personal time). The charges will be calculated using the rates stated in than Statement of Work. Millitech may invoice Newbridge monthly (or as otherwise specified in the Statement of Work) for charges for work performed in accordance with this Agreement during the previous month. These invoices must be accompanied by time sheets approved by Newbridge; and

         (ii) Millitech will perform the Services for not more than the Maximum Charge specified in the Statement of Work.

    3.2.  Travel and Out-of-Pocket Expenses.  If specified in a Statement of
          ---------------------------------
Work, Newbridge will reimburse Millitech for all reasonable and pre-approved travel and out-of-pocket expenses that are documented by receipts and incurred by Millitech's employees when traveling outside the metropolitan area of their usual place of employment to perform the Services ("Expenses").

    3.3.  Taxes and Employee Benefits.  Newbridge agrees to pay any applicable
          ---------------------------
sales taxes payable in respect of the performance of the Services (the "Taxes"). Newbridge may deduct from payments to non-residents of Canada any amounts required to be withheld under Canadian legislation. For greater certainty, as of the Effective Date,. amounts to be withheld are currently described in Section 212 and Regulation 105 of the Income Tax Act, Canada, as amended, all of which are subject to change. Millitech shall be solely responsible for the payment of its personnel's salaries, unemployment insurance, worker's compensation, employee benefits and other employment related charges and deductions.

    3.4.  Payment.  Millitech's invoices will conform to the reasonable
          -------
requirements communicated from time to time to Millitech by Newbridge. Invoices issued in accordance with this Agreement, are payable by wire transfer within forty-five (45) days of receipt. Millitech will keep proper records of services performed and amounts invoiced to Newbridge. Newbridge or its agents may audit these records upon reasonable notice to Millitech, for expenses and time and materials charged to Newbridge.

     3.5. No Other Charges.  Except as may be specifically agreed to in a
          ----------------
Statement of Work, there shall be no other charges or fees payable by Newbridge to Supplier except for the Fees, Expenses and Taxes.

4.  TRAINING

    4.1. The parties agree that Millitech's personnel may require specialized training ("Training") in order to perform the Services. If such Training is required, it shall be specified in the Statement of Work. The parties agree that Newbridge shall not be responsible for any of Millitech's Fees and Expenses during the Training period.

5.  ACCEPTANCE

    5.1. Newbridge may review or test any Deliverable for up to the period specified in the Statement of Work, or thirty (`)O) days should no period be specified (the "Testing Period"). Newbridge shall give reasonable advance notice to Millitech of such test and Millitech shall have the right to witness such tests, at its own expense. Promptly after or during the Testing Period, Newbridge will notify Millitech of any errors or deficiencies in the Deliverable, or failure of the Deliverable to conform to its specifications or documentation (collectively "Deficiencies"). Millitech will then have up to thirty (30) days to correct the Deficiencies, whereupon Newbridge will have an additional Testing Period to verify that the Deficiencies have been corrected. However, if after thirty (30) days from the end of the first Testing Period, the Deliverables still contain Deficiencies, Newbridge may: (a) terminate the Statement of Work and/or the Agreement, or (b) let Millitech continue its attempts to correct the Deficiencies for a time specified by Newbridge. If at the end of that specified time Millitech has not corrected the Deficiencies, Newbridge may terminate the Agreement.

6.  WARRANTY

    6.1.  Millitech hereby represents and war-rants to Newbridge that:

          (a) Millitech has the right to enter into the Agreement, and provide the Services;

          (b) the Services shall be performed in a competent, professional, workman-like manner, in accordance with current industry standards;

          (c) Millitech's personnel performing the Services hereunder shall be qualified to perform the tasks and functions which they are assigned;

          (d) The Services and Deliverables shall not in any way be based upon any confidential or proprietary information or materials derived from, or owned by, any third-party source, unless Millitech is specifically authorized in writing by such source;

          (e) if software is developed by Millitech as part of the Services, the software will not contain "product keys", "expiry codes" or other codes or devices that may prevent Newbridge from using the software at any time, except as specified in the software documentation. At the time of delivery to Newbridge, the software, and the media on which the software is delivered, will not contain any "computer viruses" or any other programs that may affect the normal use of the software or any other software or data;

          (f) the Services, Deliverables, and their use and copying, will not infringe any copyright, patent, trade secret, or other proprietary or contractual right or obligation. This warranty does not extend to: (i) the use of any Deliverable in manner for which is was not designed; (ii) the unauthorized modification of the Deliverables by Newbridge; or (iii) the use of any Deliverable in combination with any other equipment, products or other materials, unless such equipment, products or other materials are provided by Millitech, or referred to or recommended as appropriate for use in combination with such Deliverable in any written material which has been: (1) made generally available by Millitech (subject to any limitations or restrictions contained in such materials), and/or (2) provided to Newbridge by Millitech; and

          (g) any software provided to Newbridge is be designed to be used prior to, during, and after the calendar year 2000 A.D., and shall operate without any error relating to or arising from date data which represents or references a leap year, different centuries, more than one century, and/or dates from January 1, 2000. If requested to do so by Newbridge, Millitech will promptly provide Newbridge with test results (using Newbridge's test specification (document GFS-032)) which clearly show that the Deliverables comply with this Year 2000 compliance warranty in all respects. Millitech shall, without charge to Newbridge, promptly repair or replace any Deliverables which are not compliant with the terms of this warranty, in addition to other remedies available to Newbridge.

    6.2. In the event of a breach of any of the foregoing representations and warranties, in addition to any other remedies which may exist herein, in law or in equity, Newbridge may require, at Millitech's expense the re-performance of the Services sufficient to cure the breach.

7.  INTELLECTUAL AND INDUSTRIAL PROPERTY

    7.1. Except as may be expressly provided in a Statement of Work, all rights, title and interest in and to the Deliverables, in any form, and including any patents, copyrights, trade secrets, mask works and other intellectual and industrial property rights therein, shall vest in Millitech.

    7.2. Except as may be expressly provided in a Statement of Work, (a) all rights, title and interest, including any intellectual or industrial property rights, in and to any new or preexisting Newbridge information, materials and/or technology shall remain vested in Newbridge or its suppliers, (b) except for the limited right to use as necessary for the performance of the Services, Millitech and Millitech's personnel obtain no rights, title or interest in or to any Newbridge information, materials and/or technology, and (c) all rights, title and interest, including any intellectual or industrial property rights, in and to any new or pre-existing Millitech information, materials and/or technology shall remain vested in Millitech or its suppliers.

8.  COVENANT OF CONFIDENTIALITY

    8.1.  Confidential Information.  Each party acknowledges that, during the
          ------------------------
term of this Agreement, it may be exposed to certain confidential and/or proprietary information and materials regarding the other party's business, including but not limited to information concerning a party's technology, customers and suppliers, which is identified as confidential or proprietary at the time of disclosure ("Confidential Information").

    8.2.  Exclusions.  However, Confidential Information shall not include any
          ----------
information or material which: (i) is in (or comes into) the public domain, provided it came into the public domain through no fault of the receiving party;
(ii) can be demonstrated to have been independently developed by the receiving party without reference to the Confidential Information; (iii) is rightfully received by the receiving party from a third party not under an obligation of confidence to the disclosing party with respect thereto; or (iv) is required by law or regulation to be disclosed, but then only to the extent of such required disclosure and under confidentiality to the extent reasonably possible.

    8.3.  Restrictions.  Each party will: (i) use a reasonable standard of
          ------------
care to protect Confidential Information, (ii) not use Confidential Information except as permitted by the party disclosing such Confidential Information, (iii) not disclose Confidential Information except to its employees or representatives to whom disclosure is necessary to effect the purposes of this Agreement, and who are similarly bound to hold the Confidential Information in confidence; and
(iv) not reproduce Confidential Information without the disclosing party's prior written consent.

    8.4.  Computer and Related Access.  If it is necessary for Millitech to have
          ---------------------------
access to (either remotely or on-site) and/or use any Newbridge computer system or network in performing the Services, Millitech shall limit such use and access solely to that required for the performance of the Services, and shall not access or attempt to access any other computer systems, networks, files, software or services without the express prior written consent of Newbridge. Upon request by Newbridge, Millitech shall provide the names of all Millitech personnel having access to any Newbridge computer system or network. Millitech shall, and shall ensure that its personnel shall, strictly follow any and all security rules and procedures relating to the use of Newbridge computer systems. In the event of actual or suspected misuse by Millitech or its personnel, Newbridge reserves the right to restrict access to any of its computer systems on such terms as it sees fit. All user identification numbers, codes and passwords disclosed to Millitech and any information obtained by Millitech as a result of Millitech's access to and/or use of Newbridge's computer systems shall be deemed to be, and treated as, Confidential Information.

9.  INFRINGEMENT

    9.1.  Defense and Indemnity.  Millitech will defend Newbridge against any
          ---------------------
claim, legal proceeding or demand alleging the Services, any Deliverables, or part thereof, infringe any copyright, patent, trade secret, or other contractual or proprietary right (a "Claim"); provided Millitech is promptly notified of the Claim and is given authority to defend and settle
                                ------
it. Millitech will indemnify and hold Newbridge harmless from and against all costs, expenses, legal fees, damages, settlement amounts and other liabilities arising out of or in respect of a Claim. Notwithstanding the foregoing, Millitech shall have no obligation to indemnify or hold Newbridge harmless under this Section 9.1 to the extent that any Claim arises from: (i) the use of any Deliverable in manner for which is was not designed; (ii) the unauthorized modification of the Deliverables by Newbridge; or (iii) the use of any Deliverable in combination with any other equipment, products or other materials, unless such equipment, products or other materials are provided by Millitech, or referred to or recommended as appropriate for use in combination with such Deliverable in any written material which has been: (1) made generally available by Millitech (subject to any limitations or restrictions contained in such materials), and/or (2) provided to Newbridge by Millitech.

     9.2. Injunctions.  In the event Newbridge, its distributors or End Users
          -----------
are enjoined from their use of any of the Vendor Products due to a Claim that is subject to an obligation to indemnify by Millitech under Section 9.1 above, Millitech will (at no charge) promptly either:

          (a) procure for Newbridge the right to continue using the Deliverables;

          (b) render the Deliverables non-infringing without materially diminishing the Deliverables' performance, functionality or features;

          (c)  replace the Deliverables with equivalent non-infringing goods; or

          (d) if Millitech determines in its reasonable opinion that the provisions of Sections 9.2(a) through 9.2(c) are not reasonably possible, having made reasonable efforts, remove the Deliverables and refund Newbridge all amounts paid in respect thereof.

     9.3.  Not Applicable. Section 10 ("Limitation of Liability") shall not
           --------------
apply in respect to this Section 9.

10.  LIMITATION OF LIABILITY

     10.1.  GENERAL LIMITATION.  EXCEPT FOR SECTIONS 8 AND 9, AND FOR ANY CLAIMS
            ------------------
RELATING TO WILLFUL INFRINGEMENT OF A PARTY'S INTELLECTUAL PROPERTY PROVIDED BY ONE OF THP- PARTIES HEREUNDER, IN NO EVENT SHALL THE TOTAL CUMULATIVE LIABILITY OF NEWBRIDGE AND MILLITECH (INCLUDING THEIR EMPLOYEES, DIRECTORS, OFFICERS OR AGENTS), FOR ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT, EXCEED ACTUAL DIRECT, PROVABLE DAMAGES, UP TO THE TOTAL AIMOUNTS PAID BY NEWBRIDGE TO MILLITECH HEREUNDER. THE FOREGOING PROVISION LIMITING THE LIABILITY OF NEWBRIDGE AND MILLITECH (INCLUDING THEIR EMPLOYEES, DIRECTORS, OFFICERS OR AGENTS) SHAI L APPLY REGARDLESS OF THE FORM OR CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT, OR A BREACH OF A FUNDAMENTAL TERM CONDITION.

     10.2.  ECONOMIC LOSSES.  EXCEPT FOR SECTION 9, NEWBRIDGE AND MILLITECH
            ---------------
(INCLUDING THEIR EMPLOYEES, DIREC RORS, OFFICERS OR AGENTS) SHALL NOT BE LIABLE IN ANY WAY WHATSOEVER, FOR ANY INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF REVENUE OR PROFIT. THIS LIMITATION SHALL APPLY WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE, OR NEWBRIDGE, OR MILLITECH (OR THEIR EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS) HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     10.3.  Trust.  The foregoing provisions limiting the liability of
            -----
Newbridge's and Millitech's employees, agents, officers and directors shall be deemed to be trust provisions for the benefit of such employees, officers, directors and agents and shall be enforceable by such as trust beneficiaries.

11.  TERM & TERMINATION OF THE AGREEMENT

     11.1.  Term.  This Agreement shall begin on the Effective Date, and shall
            ----
continue for the longer of five (5) years from the Effective Date or until completion of all Statements of Work entered into hereunder, unless terminated earlier as provided herein.

     11.2.  Termination for Cause.  Either party may terminate this Agreement
            ---------------------
and/or Statement of Work(s) if: (a) if the other party breaches any material term of this Agreement, and fails to remedy such breach within thirty (30) days of receiving notice to do so by the nondefaulting party, or (b) in the event that the other party becomes insolvent, makes a general assignment to creditors, has a receiver appointed or files a petition in bankruptcy.

     11.3.  Termination Without Cause.  Millitech hereby agrees that Newbridge
            -------------------------
may terminate this Agreement and/or any Statement of Work at any time without cause upon thirty (30) days written notice to Millitech. However, after notification of its intent to terminate under this Section 1 1.3, Newbridge agrees, at Millitech request, to discuss (without obligation to negotiate) at an Executive Vice-President level or higher, the reasons for termination.

     11.4.  Termination for Non-Payment.  In addition to its rights under
            ---------------------------
Section 1 1.2, Millitech may terminate this Agreement if Newbridge fails to pay any undisputed amount which is in excess of ten thousand US dollars ($10,000), either individually or in the aggregate with all other amounts past due, and Newbridge fails to remedy such undisputed non-payment within five (5) business days of receiving notice to do so by Millitech.

     11.5.  Effect of Termination.
            ---------------------

            (a) Upon termination without cause, Millitech will deliver to Newbridge all Deliverables (complete or incomplete) then in its possession or control and Newbridge shall pay all the Fees, Expenses and Taxes due and payable to Millitech for such Deliverables and Services completed or partially completed up to the date of termination of the Agreement and/or any Statement of Work.

            (b) Upon termination with cause, and if any Deliverables are incomplete as of the effective date of termination, Newbridge may, at its sole option, return such incomplete Deliverable for a full refund of all amounts paid to Millitech for such incomplete Deliverable.

            (c)  Upon termination of this Agreement with or without cause:

                 (i) Upon the termination of this Agreement, each parties shall promptly destroy or return to the other all Confidential Information, including all copies thereof, and, upon request, shall certify in writing that all such materials have been destroyed or returned;

                 (ii) Millitech shall promptly refund Newbridge all Fees or other amounts paid in advance for Services not yet provided; and

               (iii) Sections 3, 6, 7, 8, 9, 10, 11.5 and 13 shall survive any termination or expiry of this Agreement.

12.  STANDARDS COMPLIANCE & PRODUCT CHANGES

     Newbridge and Millitech shall comply with the standards compliance and product change requirements, as set forth in Schedule B hereto.

13.  GENERAL

     13.1.  Independent Contractors.  Millitech and Newbridge are independent
            -----------------------
contractors and neither party will act as the legal agent of the other or otherwise case the other to incur liability in any manner whatsoever. Neither party shall issue a news release, public announcement or advertisement concerning the existence of this Agreement or its efforts in connection with this Agreement without the prior written approval of the other party.

     13.2.  Assignment.  Either party may assign or transfer (by operation of
            ----------
law or otherwise) this Agreement only by written notice to the other party. In the event that a party wishes to assign or transfer this Agreement (the "Assignor/Transferor") in accordance with this Section 13.2:

            (i) The Assignor/Transferor must give the other party (the "Other Party") at least thirty (30) days prior notice;

           (ii) the assignee/transferee must accept the foregoing assignment/ transfer and agree that, from and after the date of such assignment/transfer, it shall be bound by and perform all of the provisions of this Agreement to the same extent as if the assignee/transferee had been an original party to this Agreement instead of the Assignor/Transferor; and

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

          (iii) in addition to its other rights under this Agreement, the Other Party may, in its discretion, terminate the Agreement for convenience upon ninety (90) days written notice.

     13.3.  Waiver.  No waiver by either party of any delay, default or
            ------
omission by the other party shall affect or impair the rights of the non-defaulting party in respect of any subsequent delay, default or omission of the same or different kind.

     13.4.  Force Majeure.  Neither party shall be deemed to failure to
            -------------
perform its obligations resulting from ("Force Majeure"). Each party will use its best efforts to anticipate such delays and failures, and to devise means to eliminate or minimize them.

     13.5.  Notice.  All notices, demands or requests required or permitted
            ------
hereunder shall be deemed property given when sent in writing to the designated representative of the other party at the addresses set out above, or such other address as a party may from time to time advise, by way of:

     (a)  registered first class mail;

     (b)  commercial courier, return receipt requested;

     (c)  personal delivery; or

     (d) facsimile transmission, receipt of which ha been acknowledged by recipient.

     Notices shall be deemed received when physically received by the recipient. Notice to Newbridge shall be sent to: VP Business Development (with a copy to Newbridge's Legal Department)

     Notices to Millitech shall be sent to: President

     13.6.  Severability.  The provisions of this Agreement shall be deemed
            ------------
severable. If any provision of this Agreement shall be held unenforceable by any court of competent jurisdiction, it shall be severed from this Agreement and the remaining provisions shall remain in full force and effect.

     13.7.  Applicable Law.  This Agreement shall be governed by the laws in
            --------------
force in the State of Virginia (except for its conflict of laws provisions), and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts located in the State of Virginia. The parties expressly exclude from this Agreement all the provisions of the Vienna Convention, 1980 (The United Nations Convention on Contracts for the International Sale of Goods). The remedies specified in the Agreement will not be considered the sole remedies of the parties.

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

     13.8.  Attorney's Fees.  If litigation or other judicial or administrative
            ---------------
action is commenced between the parties concerning, any dispute arising out of or relating to this Agreement, the prevailing party in any contested ancillary proceeding relating to the action (e.g. motions to transfer, to compel discovery, etc.) and the prevailing party in the action itself will be entitled, in addition to any other award that nay be made, to recover all court costs or other official costs and all reasonable expenses associated with the ancillary proceeding or action, including without limitation reasonable attorney's fees and expenses.

     13.9.  Entire Agreement.  This Agreement sets forth the entire agreement
            ----------------
between the parties pertaining to the services to be provided by Millitech to Newbridge, and no modification, variation or amendment of it shall be binding upon the parties unless it is in writing and signed by both parties. The parties acknowledge that there are no collateral agreements, representations, warranties, arrangements, understandings or otherwise, written or oral, pertaining to the subject matter of this Agreement. All additional or inconsistent terms or conditions contained in either party's purchase orders, acknowledgments, invoices or other business forms shall be void and of no effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Newbridge Networks Corporation       Millitech Corporation



By: /s/ Conrad Lewis                 By: /s/ John L. Youngblood
    ------------------------------       ----------------------------

Name: Conrad Lewis                   Name: John L. Youngblood
      ----------------------------         ---------------------------

Title: Executive Vice President      Title: President and CEO
       ---------------------------          --------------------------

                                 SCHEDULE A-1
                              Newbridge/Millitech
                             OTU (P/N 9031237801)
                             STATEMENT OF WORK #1

This is a Statement of Work entered into and pursuant to the Professional Services Agreement between Newbridge Networks Corporation ("Newbridge") and Millitech Corporation ("Millitech"), dated the 7th day of August, 1998.


SERVICES TO BE PERFORMED:

Millitech shall perform engineering services for Newbridge to implement the Outdoor Transmitter Unit (referred to as the "Product") pursuant to the mutually agreed technical specification attached hereto as Exhibit A-1 (the "Technical Specification").


MILLITECH DELIVERABLES:

     . Project Plan
     . Critical Design Review Documentation Package
     . Five (5) OTU Engineering Prototype units
     . Design Verification Report for Engineering Prototypes
     . Five (5) OTU Pre-production Units
     . Design Verification Report for Pre-production Units

For the purposes of this Statement of Work:

     . "Engineering Prototype" shall mean an OTU which must be functional with all electrical and mechanical interfaces pursuant to the Technical Specification. The units are intended for Research and Development use primarily for integration, functional testing and limited characterization. Although there may be non-conformance with the Technical Specification, the Engineering Prototypes must be usable and Millitech must disclose known problems to Newbridge in the design verification report.

     . "Pre-Production Prototype" shall mean an OTU which is compliant to the form, fit and function of the Technical Specification of the OTU. The units are intended for Field Trial use to enable system testing and characterization. Although there may be minor parametric non-conformance with the Technical Specification, the Pre-Production Prototypes must be usable with the final Product quality OTU and all non-conformance must be disclosed to Newbridge in the design verification report. Newbridge would have an option to purchase Pre-Production units until full production units become available.

The parties shall provide technical information, to each other, which they believe will be necessary to allow completion of the development activity.


DELIVERY DATE/PERFORMANCE SCHEDULE

  Milestones                       Delivery Date       Owner
  ----------                       -------------       -----

1.0  Project Plan                  [***]               Millitech
2.0  Critical Design Review        [***]               Both

[***] Confidential Treatment Requested.

3.0  Delivery of Two (2) Engineering Prototypes       [***]        Millitech
3.1  Delivery of Three (3) Engineering Prototypes     [***]        Millitech
4.0  Design Verification Report for Eng. Proto.       [***]        Millitech
5.0  Delivery of two (2) Pre-Production Proto.s       [***]        Millitech
5.1  Delivery of Three (3) Pre-Production Proto.s     [***]        Millitech
6.0  Design Verification Report for Pre-pro. Proto.   [***]        Millitech
7.0  Approval of Pre-production Prototypes            [***]        Newbridge

Millitech shall assume prime project management responsibility for the project. The Project Managers will create a project plan which shall include milestones for the deliverables as mutually agreed to by the parties. Millitech shall provide the necessary bi-weekly update information to allow Newbridge to track the project.


SPECIFICATIONS FOR SERVICES:

Millitech shall represents and warrants that its deliverables for the Products and any other items developed pursuant to this Statement of Work shall comply with and operate in accordance with a mutually agreed-to Technical Specification and the Standards Compliance of Schedule B to the Agreement.

The parties shall address all technical issues through their respective technical coordinators. Initially the technical coordinators will be Colin Soul of Newbridge and Ken Wood of Millitech. Any change of the technical coordinators would be mutually agreed to by the parties.

AMOUNT PAYABLE FOR SERVICES:

     Newbridge shall fund Millitech for the development of the deliverables to a maximum as provided below:

     [***]

[***]

Amount shall be payable on the [***] as outlined below.


PAYMENT SCHEDULE:

     Deliverables                                 Payment (USD)
     ------------                                 -------------

     [***]                                        [***]
     [***]                                        [***]
     [***]                                        [***]
     [***]                                        [***]

Payment terms shall be net 30 days after receipt of invoice. Invoices shall be submitted in accordance with the Payment Schedule above.

ACCEPTANCE TEST CRITERIA

The acceptance test of the Engineering and Pre-Production Prototypes will use the most current revision of the Compliance Matrix as the pass/fail criteria for such Prototypes and shall be in

[***] Confidential Treatment Requested.

accordance with the definition of "Engineering Prototype" and "Pre-Production Prototype" as stated herein. Newbridge may, in its sole discretion, waive in whole or in part any non-compliance of such Prototypes.

DISTRIBUTION/RESALE OF THE DELIVERABLES:

Millitech may commercially distribute and resell the Deliverables, provided that in so doing, it does not disclose any Newbridge Confidential Information [***]. Subject to the foregoing Millitech may disclose the other specifications of the Deliverables only for the distribution and resale of the Deliverables.

IN WITNESS WHEREOF, the parties have caused this Statement of Work to be executed by their duly authorized representatives.

Newbridge Networks Corporation               Millitech Systems Corporation


By: /s/ Conrad Lewis                         By: /s/ John L. Youngblood
   -----------------                            -----------------------

Name: Conrad Lewis                           Name: John L. Youngblood
     ---------------                              ---------------------

Title: Executive Vice President              Title: Pres & CEO
      -------------------------                    --------------------

[***] Confidential Treatment Requested.

                                  EXHIBIT A-1
                             STATEMENT OF WORK #1

                            TECHNICAL SPECIFICATION

                                     [***]



[***] Confidential Treatment Requested.

                                  SCHEDULE B

                             STANDARDS COMPLIANCE


1.   STANDARDS COMPLIANCE

1.1  Millitech Responsibilities. Millitech shall be responsible for:
     --------------------------

     1.1.1 Verifying and maintaining compliance of the Vendor Product to the Standards listed herein (hereinafter referred to as "Standards"), except as specifically and to the extent modified by a Technical Specification attached to a Statement of Work.

     1.1.2 Implementing any design changes required to the Vendor Product for compliance of the Vendor Product to the Standards.

     1.1.3 All applicable regulatory approvals for the Vendor Product sought in Millitech's normal course of business and in accordance with
               Section 1.5 of this Schedule B. For such approvals required by Newbridge and not sought in Millitech's normal course of business, the parties shall reasonably share the costs incurred by the approval process, based on good faith negotiations.

     1.1.4 Providing Newbridge with information, including but not limited to soft copies of bills of materials and reliability information, as required for Newbridge to complete evaluation of the Vendor Product to Standards.

     1.1.5 Compiling the database of all the polymers used in the Vendor Product and ensuring they meet Bellcore NEBS flammability requirements per Standards. This database shall be submitted to Newbridge. (This paragraph shall not apply to the use of Rogers 4003 millimeter-wave circuit board which is enclosed within an O-ring sealed metal housing.)

     1.1.6 Providing Newbridge with copies of test reports, as applicable, for product safety, Electromagnetic Compatibility (EMC), network interface, etc. demonstrating compliance to the Standards.

     1.1.7 Notifying Newbridge of systematic failures, defined as failures exceeding predicted failure rates as required under the applicable Statement of Work.

     1.1.8 Submitting to Newbridge qualification test results for vital components such as power supplies, fans, optical interfaces, batteries and ASICs.

     1.1.9 Providing (under suitable non-disclosure provisions where appropriate) documents such as PCB and mechanical drawings, schematics, Bills of Materials, to Newbridge and Newbridge customers, on request.

1.2  Newbridge Responsibilities: Newbridge shall be responsible for:
     --------------------------

     1.2.1 Verifying and maintaining compliance of the Vendor Product integrated with Newbridge cards and modules to the applicable Standards.

     1.2.2 Advising Millitech of any design changes to the Vendor Product as required for compliance of the Vendor Product to the applicable Standards.

          1.2.3 Pursuing regulatory approvals as required on the Vendor Product integrated with Newbridge cards and modules and in accordance with Section 1.5 of this Schedule B.

     1.3  Ownership of Approvals. Ownership of the approvals shall reside with
          ----------------------
          the party responsible for obtaining and maintaining the regulatory approvals.

     1.4  Transfer of Approvals. As applicable and upon request, Millitech shall
          ---------------------
          assist Newbridge in registering second approvals in Newbridge's name where permitted by law. Any costs associated with second approvals shall be borne by Newbridge.

     1.5  Regulatory Approvals. The Vendor Product shall have the following
          --------------------
          regulatory approvals markings, as applicable:

          1.5.1     Canadian Standards Association (CSA) logo or equivalent.

          1.5.2     Underwriters Laboratories Inc. (UL) logo or equivalent.

          1.5.3 Federal Communications Commission (FCC) Part 15 and Part 68 markings.

          1.5.4     Industry Canada (IC) ICES-003 and CS-03 markings.

          1.5.5     Food and Drug Administration (FDA) markings.

          1.5.6     European Community CE marking to the Low Voltage Directive
                    (LVD), EMC directive and Telecommunications Terminal Equipment (TTE) directive.

          1.5.7 The Vendor Product documentation shall include all required statements and markings for the Standards. Newbridge document GEN0050 [15], titled Regulatory Approvals Statement, can be used for guidance.

                                 SCHEDULE A-2
                              Newbridge/Millitech
                             ORU (P/N 9031238101)
                             STATEMENT OF WORK #2

This is a Statement of Work entered into and pursuant to the Professional Services Agreement between Newbridge Networks Corporation ("Newbridge") and Millitech Corporation ("Millitech"), dated the 7 day of August 1998.


SERVICES TO BE PERFORMED:

Millitech shall perform engineering services for Newbridge to implement the Outdoor Receiver Unit (referred to as the "Product") pursuant to the mutually agreed technical specification attached hereto as Exhibit A-2 (the "Technical Specification").


MILLITECH DELIVERABLES:

     .  Project Plan
     .  Critical Design Review Documentation Package
     .  Five (5) ORU Engineering Prototype units
     .  Design Verification Report for Engineering Prototypes
     .  Five (5) ORU Pre-production Units
     .  Design Verification Report for Pre-production Units

For the purposes of this Statement of Work:

     . "Engineering Prototype" shall mean an ORU which must be functional with all electrical and mechanical interfaces pursuant to the Technical Specification. The units are intended for Research and Development use primarily for integration, functional testing and limited characterization. Although there may be non-conformance with the Technical Specification, the Engineering Prototypes must be usable and Millitech must disclose known problems to Newbridge in the design verification report.

     . "Pre-Production Prototype" shall mean an ORU which is compliant to the form, fit and function of the Technical Specification of the ORU. The units are intended for Field Trial use to enable system testing and characterization. Although there may be minor parametric non-conformance with the Technical Specification, the Pre-Production Prototypes must be usable with the final Product quality ORU and all non-conformance must be disclosed to Newbridge in the design verification report. Newbridge would have an option to purchase Pre-Production units until full production units become available.

The parties shall provide technical information, to each other, which they believe will be necessary to allow completion of the development activity.


DELIVERY DATE/PERFORMANCE SCHEDULE

 Milestones
 ----------
                                                            Delivery Date   Owner
                                                            -------------   -----
1.0  Project Plan                                           [***]           Millitech
3.0  Critical Design Review                                 [***]           Both
4.0  Delivery of Two (2) Engineering Prototypes             [***]           Millitech
4.1  Delivery of Three (3) Engineering Prototypes           [***]           Millitech
5.0  Design Verification Report for Eng. Proto.             [***]           Millitech
6.0  Delivery of Two (2) Pre-Prod Protos                    [***]           Millitech
6.1  Delivery of Three (3) Pre-Prod Protos                  [***]           Millitech
7.0  Design Verification Report for Pre-pro. Proto.         [***]           Millitech
8.0  Approval of Pre-production Prototypes                  [***]           Newbridge

Millitech shall assume prime project management responsibility for the project. The Project Managers will create a project plan which shall include milestones for the deliverables as mutually agreed to by the parties. Millitech shall provide the necessary bi-weekly update information to allow Newbridge to track the project.

SPECIFICATIONS FOR SERVICES:

Millitech shall represents and warrants that its deliverables for the Products and any other items developed pursuant to this Statement of Work shall comply with and operate in accordance with a mutually agreed-to Technical Specification.

The parties shall address all technical issues through their respective technical coordinators. The technical coordinators will be Colin Soul of Newbridge and Ken Wood of Millitech. Any change of the technical coordinators would be mutually agreed to by the parties.

AMOUNT PAYABLE FOR SERVICES:

     Newbridge shall fund Millitech for the development of the deliverables to a maximum as provided below:

     [***]

     [***] Confidential Treatment Requested.

[***]

Amounts shall be payable on the [***], as outlined below.

PAYMENT SCHEDULE:

     Deliverables                                 Payment(USD)
     ------------                                 ------------

     [***]                                            [***]
     [***]                                            [***]
     [***]                                            [***]
     [***]                                            [***]

Payment terms shall be net 30 days after receipt of invoice. Invoices shall be submitted in accordance with the Payment Schedule above.

ACCEPTANCE TEST CRITERIA

The acceptance test of the Engineering and Pre-Production Prototypes will use the most current revision of the Compliance Matrix as the pass/fail criteria for such Prototypes and shall be in accordance with the definition of "Engineering Prototype" and "Pre-Production Prototype" as stated herein. Newbridge may, in its sole discretion, waive in whole or in part any non-compliance of such Prototypes.

DISTRIBUTION/RESALE OF DELIVERABLES

Millitech may commercially distribute and resell the Deliverables, provided that in so doing, it does not disclose any Newbridge Confidential Information [***]. Subject to the foregoing Millitech may disclose the other specifications of the Deliverables only for the distribution and resale of the Deliverables.

[***] Confidential Treatment Requested.

IN WITNESS WHEREOF, the parties have caused this Statement of Work to be executed by their duly authorized representatives.


Newbridge Networks Corporation               Millitech Corporation

By: /s/ Conrad Lewis                         By: /s/ John L. Youngblood
   ------------------------------               ---------------------------
Name: Conrad Lewis                           Name: John L. Youngblood
     ----------------------------                 -------------------------
Title: Executive Vice President              Title: PRES & CEO
      ---------------------------                  ------------------------
Title:___________________________            Title:________________________

                                  EXHIBIT A-2
                             STATEMENT OF WORK #2

                            TECHNICAL SPECIFICATION


                                     [***]

[***] Confidential Treatment Requested.

                                 SCHEDULE A-3
                              Newbridge/Millitech
                             OTRU (P/N 9031238401)
                             STATEMENT OF WORK #3

This is a Statement of Work entered into and pursuant to the Professional Services Agreement between Newbridge Networks Corporation ("Newbridge") and Millitech Corporation ("Millitech"), dated the 7 day of August, 1998.


SERVICES TO BE PERFORMED:

Millitech shall perform engineering services for Newbridge to implement the Outdoor Transmitter Receiver Unit (referred to as the "Product") pursuant to the mutually agreed technical specification attached hereto as Exhibit A-3 (the "Technical Specification").


MILLITECH DELIVERABLES:

   .  Project Plan
   .  Critical Design Review Documentation Package
   .  Four (4) OTRU Engineering Prototype units
   .  Design Verification Report for Engineering Prototypes
   .  Ten (10) OTRU Pre-production Units
   .  Design Verification Report for Pre-production Units

For the purposes of this Statement of Work:

   . "Engineering Prototype" shall mean an OTRU which must be functional with all electrical and mechanical interfaces pursuant to the Technical Specification. The units are intended for Research and Development use primarily for integration, functional testing and limited characterization. Although there may be non-conformance with the Technical Specification, the Engineering Prototypes must be usable and Millitech must disclose known problems to Newbridge in the design verification report.

   . "Pre-Production Prototype" shall mean an OTRU which is compliant to the form, fit and function of the Technical Specification of the OTRU. The units are intended for Field Trial use to enable system testing and characterization. Although there may be minor parametric non-conformance with the Technical Specification, the Pre-Production Prototypes must be usable with the final Product quality OTRU and all non-conformance must be disclosed to Newbridge in the design verification report. Newbridge would have an option to purchase Pre-Production units until full production units become available.

The parties shall provide technical information, to each other, which they believe will be necessary to allow completion of the development activity.

DELIVERY DATE/PERFORMANCE SCHEDULE

 Milestones
 ----------

                                                      Delivery Date    Owner
                                                      -------------    -----
1.0 Project Plan                                      [***]            Millitech
3.0 Critical Design Review                            [***]            Both
4.0 Delivery of Four (4) Engineering Prototypes       [***]            Millitech
5.0 Design Verification Report for Eng. Proto.        [***]            Millitech
6.0 Delivery of ten (10) Pre-Prod. Protos             [***]            Millitech
7.0 Design Verification Report for Pre-Prod. Proto.   [***]            Millitech
8.0 Approval of Pre-production Prototypes             [***]            Newbridge

Millitech shall assume prime project management responsibility for the project. The Project Managers will create a project plan which shall include milestones for the deliverables as mutually agreed to by the parties. Millitech shall provide the necessary bi-weekly update information to allow Newbridge to track the project.

SPECIFICATIONS FOR SERVICES:

Millitech shall represents and warrants that its deliverables for the Products and any other items developed pursuant to this Statement of Work shall comply with and operate in accordance with a mutually agreed- to detailed Technical Specification.

The parties shall address all technical issues through their respective technical coordinators. The technical coordinators will be Colin Soul of Newbridge and Ken Wood of Millitech. Any change of the technical coordinators would be mutually agreed to by the parties.

AMOUNT PAYABLE FOR SERVICES:

     Newbridge shall fund Millitech for the development of the deliverables to a maximum as provided below:

     [***]

     [***]

[***] Confidential Treatment Requested.

Amounts shall be payable on the [***], as outlined below.

PAYMENT SCHEDULE:

     Deliverables                                 Payment (USD)
     ------------                                 -------------

     [***]                                            [***]
     [***]                                            [***]
     [***]                                            [***]
     [***]                                            [***]

Payment terms shall be net 30 days after receipt of invoice. Invoices shall be submitted in accordance with the Payment Schedule above.

ACCEPTANCE TEST CRITERIA

The acceptance test of the Engineering and Pre-Production Prototypes will use the most current revision of the Compliance Matrix as the pass/fail criteria for such Prototypes and shall be in accordance with the definition of "Engineering Prototype" and "Pre-Production Prototype" as stated herein. Newbridge may, in its sole discretion, waive in whole or in part any non-compliance of such Prototypes.

DISTRIBUTION/RESALE OF DELIVERABLES

Millitech may commercially distribute and resell the Deliverables, provided that in so doing, it does not disclose any Newbridge Confidential Information [***]. Subject to the foregoing Millitech may disclose the other specifications of the Deliverables only for the distribution and resale of the Deliverables.

IN WITNESS WHEREOF, the parties have caused this Statement of Work to be executed by their duly authorized representatives.

Newbridge Networks Corporation                    Millitech Corporation

By: /s/ Conrad Lewis                              By: /s/ John L. Youngblood
   ----------------------------------                ---------------------------
Name:  Conrad Lewis                               Name:  John L. Youngblood
     --------------------------------                  -------------------------
Title: Executive Vice President                   Title: PRES & CEO
      -------------------------------                   ------------------------


[***] Confidential Treatment Requested.

                                  EXHIBIT A-3
                             STATEMENT OF WORK #3

                            TECHNICAL SPECIFICATION


                                     [***]

[***] Confidential Treatment Requested.